UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1400 West 94th Street

Minneapolis, MN 55431

(Address of principal executive offices)

(952) 887-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	DCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2026, Donaldson Company, Inc. (the “Company”) announced the appointment of Richard B. Lewis as the Company’s President and Chief Executive Officer, effective March 2, 2026. Mr. Lewis was also appointed to the Board of Directors, effective March 2, 2026. Mr. Lewis succeeds Tod E. Carpenter who, on January 28, 2026, gave notice of his retirement as President and Chief Executive Officer, effective at the end of the day on March 1, 2026. Mr. Carpenter will continue as Executive Chairman of the Board to facilitate a smooth transition.

Mr. Lewis, age 54, currently serves as the Company’s Chief Operating Officer, a position he has held since August 1, 2025. Mr. Lewis joined the Company in 2002 and has held various positions, including President, Life Sciences; President, Mobile Solutions; Plant Manager; Director of Operations; General Manager, Liquid Filtration; General Manager, Operations; Vice President, Global Operations; and Senior Vice President, Global Operations.

In connection with his promotion to President and Chief Executive Officer, the Human Resources Committee of the Board approved an increase in his annual base salary to $1,088,000 and an increase to his annual cash incentive target as a percent of base salary to 110%, for the remainder of fiscal 2026. Mr. Lewis will also receive incremental equity awards with an aggregate grant date fair value equal to $942,500 (representing a pro-rated value of an annual award valued at $4,426,000 less the grant date of fair value of equity awards previously granted to Mr. Lewis for fiscal 2026), delivered 50% in the form of a performance stock unit for the 2026-2028 performance period and 50% in the form of a non-qualified stock option.

Mr. Carpenter’s annual base salary for the remainder of 2026 was reduced, effective March 2, 2026, to $880,000 for his continued service as Executive Chairman of the Board. His annual cash incentive target will remain 120% of his new annual base salary.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the CEO succession is being furnished herewith as Exhibit 99.1.

The information in the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated January 29, 2026, announcing CEO succession.

104	Cover page interactive data file (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DONALDSON COMPANY, INC.

Date: January 29, 2026	By:	/s/ Amy C. Becker
Amy C. Becker
Chief Legal Officer and Corporate Secretary